Property, Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2018
Property Plant And Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2017	2018
	RMB	RMB
Computers and equipment	5,815	16,270
Vehicle	508	508
Total	6,323	16,778
Less: accumulated depreciation	(3,237)	(5,477)
Property, plant and equipment, net	3,086	11,301